                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C.  20549


                                   FORM 8-K

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): May 17, 1995


                         PAXSON COMMUNICATIONS CORP.
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            (Exact name of registrant as specified in its charter)

Delaware                        1-13452                          59-3212788
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(State or other               (Commission                       IRS Employer
jurisdiction of               File Number)                    Identification No.
incorporation)



18401 U.S. Highway 19 North, Clearwater, FL  34624
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             (Address of principal executive offices)       (Zip Code)


Registrant's telephone number, including area code:     (813) 536-2211
                                                   -----------------------------

              N/A
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(Former name or former address, if changed since last report)

Item 2.  Acquisition or Disposition of Assets.

     KZKI (TV-30)

     On May 17, 1995, a wholly-owned subsidiary of the Registrant acquired the assets comprising KZKI (TV-30) serving the Los Angeles, California market from Sandino Telecasters, Inc., a Delaware corporation (the "Seller"), pursuant to an Asset Purchase Agreement between the Registrant and the Seller, dated December 5, 1994, as amended as of December 2, 1994, as of December 5, 1994 and as of May 17, 1995. The assets acquired included equipment, furnishings and other property customarily used in the operation of a television station, as well as a leasehold interest in certain property upon which a transmission tower included within such acquired assets is located. Leasehold interests in facilities for the studio and office of the station were also included. The Registrant's subsidiary intends to make similar use of the acquired properties.

     The aggregate purchase price for the assets was approximately $18,000,000. The proceeds from a loan to the Registrant and certain of its subsidiaries from Merrill Lynch Capital Corporation, as arranger, syndication agent and lender, Canadian Imperial Bank of Commerce, a New York agency, as administrative agent, collateral agent and lender, and Bank of Montreal and Banque Paribas, as lenders, were used to finance the acquisition.

     The foregoing description is subject to the actual provisions of the Asset Purchase Agreement and amendments thereto, which are filed and listed as Exhibits 2.1, 2.2, 2.3 and 2.4, and are incorporated herein by reference.



     WGOT (TV-60)

     On May 17, 1995, a wholly-owned subsidiary of the Registrant acquired the assets comprising WGOT (TV-60) serving the Boston, Massachusetts market from Paugus Television, Inc., a Delaware corporation (the "Seller"), pursuant to an Asset Purchase Agreement between such subsidiary, the Seller, The Roger L. Putnam Trust and The Estate of Percival Lowell, dated January 20, 1995, as amended as of May 17, 1995. The assets acquired included equipment, furnishings and other property customarily used in the operation of a television station, as well as a leasehold interest in certain property upon which a transmission tower is located. A leasehold interest in facilities for the studio and office of the station was also included. The Registrant's subsidiary intends to make similar use of the acquired properties.





                                                               Page 2 of 5 Pages
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     The aggregate purchase price for the assets was approximately $3,050,000.
The historical results from operations of such station are significant to the Registrant. The proceeds from a loan to the Registrant and certain of its subsidiaries from Merrill Lynch Capital Corporation, as arranger, syndication agent and lender, Canadian Imperial Bank of Commerce, a New York agency, as administrative agent, collateral agent and lender, and Bank of Montreal and Banque Paribas, as lenders, were used to finance the acquisition.

     The foregoing description is subject to the actual provisions of the Asset Purchase Agreement and amendment thereto, which are filed and listed as Exhibits 2.5 and 2.6, and are incorporated herein by reference.



Item 7.  Financial Statements and Exhibits.

     (a) Financial Statements of Business Acquired. It is currently impracticable to provide the financial statements required relative to the acquired business described in Item 2 at the time this report on Form 8-K is filed. The Registrant intends to file the required financial statements as soon as practicable, but no later than July 31, 1995.

     (b) Pro Forma Financial Information. It is currently impracticable to provide the pro forma financial information required relative to the acquired business as described in Item 2 at the time this report on Form 8-K is filed. The Registrant intends to file the required pro forma financial information as soon as practicable, but no later than July 31, 1995.





                                                               Page 3 of 5 Pages
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     (c)     Exhibits.

     Exhibit Number                    Description
     --------------                    -----------
         2.1          Asset Purchase Agreement by and between Paxson Communications Corp. and Sandino Telecasters, Inc.,
                      dated as of December 5, 1994*

         2.2          First Letter Amendment, dated as of December 2, 1994, to Asset Purchase Agreement by and between
                      Paxson Communications Corp. and Sandino Telecasters, Inc., dated as of December 5, 1994

         2.3          Second Letter Amendment, dated as of December 5, 1994, to Asset Purchase Agreement by and between
                      Paxson Communications Corp. and Sandino Telecasters, Inc., dated as of December 5, 1994

         2.4          Third Amendment, dated as of May 17, 1995, to Asset Purchase Agreement by and between Paxson
                      Communications Corp. and Sandino Telecasters, Inc., dated as of December 5, 1994

         2.5          Asset Purchase Agreement by and between Paxson Communications of Boston-60, Inc., Paugus
                      Television, Inc., The Roger L. Putnam Trust and The Estate of Percival Lowell, dated as of
                      January 20, 1995*

         2.6          First Amendment, dated as of May 17, 1995, to Asset Purchase Agreement by and between Paxson
                      Communications of Boston-60, Inc., Paugus Television, Inc., The Roger L. Putnam Trust and The
                      Estate of Percival Lowell, dated as of January 20, 1995

- --------------------------

     *Filed with the Registrant's Annual Report on Form 10-K, dated March 30, 1995, and incorporated herein by reference.




                                                               Page 4 of 5 Pages
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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                  PAXSON COMMUNICATIONS CORP.
                                  (Registrant)

                                  By:__________________________________
                                  ___________________, its_____________

                                  Date:  June 1, 1995





                                                               Page 5 of 5 Pages
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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                             ---------------------



                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


                          PAXSON COMMUNICATIONS CORP.


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                                    EXHIBITS


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